Summary Prospectus March 1, 2017 American Century Investments® Global Bond Fund
Investor Class: AGBVX Institutional Class: AGBNX	A Class: AGBAX C Class: AGBTX	R Class: AGBRX R6 Class: AGBDX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated March 1, 2017 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated October 31, 2016. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term total return.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 14 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	0.95%	0.75%	0.95%	0.95%	0.95%	0.70%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.96%	0.76%	1.21%	1.96%	1.46%	0.71%
Fee Waiver[2]	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses After Waiver	0.84%	0.64%	1.09%	1.84%	1.34%	0.59%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]
The advisor has agreed to waive 0.12 percentage points of the fund's management fee. The advisor expects this waiver to continue until February 28, 2018 and cannot terminate it prior to such date without the approval of the Board of Trustees.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$86	$294	$520	$1,167
Institutional Class	$66	$231	$411	$931
A Class	$556	$806	$1,075	$1,839
C Class	$187	$605	$1,047	$2,273
R Class	$137	$451	$787	$1,735
R6 Class	$60	$215	$384	$872

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 106% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in bonds. For purposes of this fund, the advisor defines bonds as non-money market debt securities which may be payable in U.S. or foreign currencies, and which may include U.S. and foreign corporate bonds and notes, government securities, commercial paper and securities backed by mortgages or other assets. The fund generally hedges most of its foreign currency exposure to the U.S. dollar.
The fund invests primarily in companies located in developed countries world-wide (including the United States), but may also invest in emerging markets. Under normal market conditions, the fund will invest at least 40% of its assets in foreign investments (unless the portfolio managers deem market conditions unfavorable, in which case the fund would invest at least 30% of its assets in foreign investments). The fund will allocate its assets among at least three different countries (one of which may be the United States).
The fund may invest up to 35% of its assets in high-yield and/or emerging markets debt securities. A high-yield security is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality. The fund considers a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The advisor expects the fund’s dollar-weighted average maturity to be between two and 10 years.
The fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. government. The fund may also invest in securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB), which are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.
The fund also invests in derivative instruments, including foreign currency exchange contracts, in order to shift its investment exposure from one currency into another for hedging purposes or to enhance returns. The fund may also invest in other types of derivative instruments such as futures contracts and swap agreements in order to manage duration, credit exposure and country exposure. In certain foreign markets, swaps can also act as substitutes for other less liquid fixed-income instruments.
To determine whether to buy or sell a security, the portfolio managers consider, among other things, various fund requirements and standards, along with economic conditions, alternative investments, interest rates and whether to alter geographic or currency exposure.

Principal Risks

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Foreign Securities Risk – The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

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Currency Risk – Because the fund may invest in securities denominated in foreign currencies, the fund may be subject to currency risk, meaning that the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

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Interest Rate Risk – Investments in debt securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund’s investments are designed to reduce this risk. Interest rate risk, however, is generally higher for the fund than for funds that have a shorter-weighted average maturity, such as money market funds and short-term bond funds. The fund will also be exposed to interest rate risk outside of the U.S. where interest rate trends may differ from those in the U.S. A period of rising interest rates may negatively affect the fund’s performance.

•
Credit Risk – Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

•
Liquidity Risk – The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s price. Changing regulatory and market conditions, including increases in interest rates and credit spreads, may adversely affect the liquidity of the fund’s investments. In addition, when the market for certain investments is illiquid, the fund may be unable to achieve its desired level of exposure to a certain sector. Illiquid securities may also be difficult to value.

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Prepayment Risk – The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities.

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Emerging Market Risk – Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

•
Single Country Risk – Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a fund that is more widely diversified.

•
Derivative Risk – The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit, and correlation risk.

•
Redemption Risk –The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund's transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•	Counterparty Risk – If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties.

•	Market Risk – The risk that the value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2016): 3.07%                Lowest Performance Quarter (2Q 2015): -2.71%

Average Annual Total Returns For the calendar year ended December 31, 2016	1 year	Since Inception	Inception Date
Investor Class Return Before Taxes	4.04%	2.98%	01/31/2012
Return After Taxes on Distributions	3.40%	1.76%	01/31/2012
Return After Taxes on Distributions and Sale of Fund Shares	2.28%	1.75%	01/31/2012
Institutional Class Return Before Taxes	4.34%	3.20%	01/31/2012
A Class Return Before Taxes	-0.89%	1.78%	01/31/2012
C Class Return Before Taxes	3.03%	1.98%	01/31/2012
R Class Return Before Taxes	3.54%	2.47%	01/31/2012
R6 Class Return Before Taxes	4.40%	3.49%	07/26/2013
Bloomberg Barclays Global Aggregate Bond Index (USD, hedged) (reflects no deduction for fees, expenses or taxes)	3.95%	3.44%	01/31/2012
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
John A. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2009.
Edward Boyle, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2013.
Simon Chester, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2010.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1983.
Abdelak Adjriou, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2016.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.
There is no minimum initial investment amount for R6 Class shares.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-91097 1703